INVESTOR PRESENTATION
MARCH 2018


Steele Creek | Denver, CO


The Olivian Rooftop Deck | Seattle, WA


Vintage Lofts at West End | Tampa, FL

UDR, Inc. (NYSE: UDR) has a demonstrated history of successfully managing, buying, selling, developing and redeveloping attractive multifamily real estate properties in core U.S. markets.

- S&P 500 Company
- ~$14.6 Billion Enterprise Value
- 2018 Annualized Declared Dividend of $1.29; ~3.8% as of end of February 2018.

Chief Financial Officer:
Joe Fisher | 720-283-6139

Investor Relations:
Chris Van Ens| 720-348-7762

TABLE OF CONTENTS



Fiori on Vitruvian Park | Addison, TX

UDR AT A GLANCE

UDR is a multifamily REIT that owns, operates, develops and redevelops a diversified portfolio of apartment homes across various top-tier U.S. markets.

UDR AT A GLANCE[1]

- Established in **1972** • **20** Markets • **164** Communities • **49,728** Homes
- Same-Store ("SS") Revenue per Occupied Home: **$2,072**
- Total Portfolio Revenue per Occupied Home (inclusive of JVs): **$2,176**
- **$14.6** Billion Enterprise Value[2] • **S&P 500** Company • **Investment Grade Rated**
- **$865** Million Development Pipeline (6% of Enterprise Value, 83% of Dev. is funded)
- **181** Consecutive Quarters Paying a Dividend • **3.8%** Dividend Yield[2]
- Avg. Age of Communities: **16** years • # of UDR Associates: ~**1,500**

UDR'S MARKET COMPOSITION[1]



> 5.0% of Total Portfolio NOI
2.5%-5.0% Total NOI
< 2.5% Total NOI
Seattle
Portland
San Francisco
Monterey Peninsula
Los Angeles
Orange County
Other S. CA – Inland Empire / San Diego
Denver
Dallas
Austin
Nashville
Orlando
Tampa
Other FL
Boston
New York
Philadelphia
Metro Washington, D.C.
Baltimore
Richmond
Northeast
% of SS NOI: 17%
% of Total NOI: 18%
Development: $367M
Mid-Atlantic
% of SS NOI: 26%
% of Total NOI: 22%
West Coast:
% of SS NOI: 40%
% of Total NOI: 43%
Development: $468M
Southwest:
% of SS NOI: 4%
% of Total NOI: 7%
Development: $30M
Southeast:
% of SS NOI: 13%
% of Total NOI: 10%

(1) As of December 31, 2017. Development includes wholly-owned homes and MetLife joint ventures at UDR's pro-rata ownership interest. NOI totals may not add to 100% due to rounding.
(2) As of February 28, 2018.
Source: Company documents.

UDR's core objective is to generate **high-quality and predictable earnings, dividend and net asset value ("NAV") per share growth.** The attributes below aid us in executing this objective, which over time, should drive **better-than-average total shareholder return ("TSR").**

OPERATING EXCELLENCE

- Generate above-peer median SS growth and continually enhance operating margins via revenue-generating/expense-reducing initiatives.

PORTFOLIO DIVERSIFICATION

- Diversified portfolio reduces market-concentration risk/SS growth volatility and appeals to a wide renter/investor audience.


Better SS Growth + Lower SS Volatility = Full-Cycle Investment
Operating Excellence
Portfolio Diversification
Balance Sheet Strength
Accretive Capital Allocation
AFFO/sh Growth
NAV/sh Growth
Dividend/sh Growth
Total Shareholder Return

BALANCE SHEET STRENGTH

- Maintain a safe and liquid balance sheet that can fully fund our internal and external needs throughout the real estate cycle.

ACCRETIVE CAPITAL ALLOCATION

- Invest in accretive internal and external opportunities that offer the best long-term, risk-adjusted IRRs.

UDR'S EXECUTION OVER TIME

The Result: Our cumulative same-store NOI, AFFO, dividend and NAV per share growth have driven robust relative total shareholder return since 2013, when our inaugural multiyear Strategic Outlook was published.


UDR Per Share Growth (indexed at 100 at YE 2012) (1)
SS NOI
AFFO/sh Growth
Dividend/sh Growth
NAV/sh Growth
5.2% SS NOI CAGR
7.1% AFFO/sh CAGR
6.6% Dividend/sh growth CAGR
8.6% NAV/sh CAGR
151
151
147
135
160
150
140
130
120
110
100
90
2012
2013
2014
2015
2016
2017
2018E


Total Shareholder Return (indexed at 100 in February 2013)(2)
UDR
NAREIT Equity Index
S&P 500
10.9% UDR TSR CAGR
14.7% S&P 500 Index TSR CAGR
5.8% NAREIT Equity Index TSR CAGR
199
168
132
230
210
190
170
150
130
110
90
2013
2014
2015
2016
2017
2018

(1) 2018 estimates represent mid-points of UDR's guidance.
(2) Data as of February 28, 2018.
Source: Company documents and forecasts, Green Street Advisors and NAREIT.



Full-Cycle Investment

Better-than-peer median same-store growth and a lower risk profile make for a full-cycle investment. Our best-in-class operating platform drives the former, while our diversified portfolio, the latter.

Columbus Square | New York, NY

FULL-CYCLE INVESTMENT

Better-than-Peer Median Growth

UDR Annual SS Revenue/NOI Growth vs. Peer Median Since 2000[1]



UDR Growth
Peer Median Growth
SS Rev
2.9%
2.6%
SS NOI
3.2%
2.5%

UDR's Operating Platform

=

Strong Blocking and Tackling

+

Continuous Innovation

↓

UDR's SS revenue and NOI growth has outpaced peer median growth by ~**30 and ~70 bps annually since 2000.**

Plus Less Risk

UDR SS Revenue/NOI Growth Volatility vs. Peer Median Since 2000[1,2]



UDR Coefficient of Variation
Peer Median Coefficient of Variation
SS Rev
0.9
1.1
SS NOI
1.1
1.6
Lower Volatility
Higher Volatility

UDR's Diversified Portfolio

=

More Markets

+

More Price Points

+

Balanced Urban/Suburban Mix

Equals Full-Cycle Investment

(1) Peer median includes AIV, AVB, CPT, EQR, ESS and MAA.
(2) As measured by same-store growth coefficients of variation (mean divided by standard deviation) from 2000-2017.
Source: Company/Peer REIT documents and forecasts and SNL.

OPERATING EXCELLENCE

Two attributes define our operating platform, strong blocking and tackling and continuous innovation. Efficient/proactive pricing of our portfolio and controlling expense growth (i.e., blocking and tackling) maintain market growth. Implementing innovative initiatives that boost our top-/bottom-lines (i.e., continuous innovation) drive our outperformance versus peers and margin expansion. Market "wins" exhibit our success.

% of Our Markets Where UDR Produced the Best SS Revenue Growth(1)



UDR
Peer Avg.
UDR has, on average, annually "won" 20% more markets than peers(2) since 2008.
60%
50%
40%
30%
20%
10%
0%
49%
44%
34%
29%
31%
40%
32%
21%
38%
48%
16%
16%
14%
22%
18%
13%
20%
20%
16%
16%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Significant Rev.-Enhancing Cap ex Spend
Focus on Operating Initiatives

% of Our Markets Where UDR Produced the Best SS NOI Growth(1)



UDR
Peer Avg.
UDR has, on average, annually "won" 13% more markets than peers(2) since 2008.
60%
50%
40%
30%
20%
10%
0%
42%
53%
35%
24%
24%
40%
32%
28%
34%
50%
21%
51%
16%
22%
26%
17%
23%
21%
20%
19%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Significant Rev.-Enhancing Cap ex Spend
Focus on Operating Initiatives

(1) Winning a market is defined as ranking first among MF peers in year-over-year same-store growth in a UDR market during a quarter.
(2) Peer average includes large, publically traded apartment REITs. As measured from 2008–2017.
Source: Company documents.

OPERATING EXCELLENCE

Continuous Innovation: On average, ~85 bps of our annual incremental NOI growth since YE 2013 (~$5 million in 2017) has been generated by our revenue-enhancing and expense-growth reducing operating initiatives. Long-lived, consistent innovation will continue to enhance our growth and margin for years to come.


YOY SS NOI Growth
Est. UDR NOI Growth excl. Op. Initiatives
Est. Incremental UDR NOI Growth from Op. Initiatives
7%
6%
5%
4%
3%
2%
1%
26%
24%
22%
20%
18%
16%
14%
12%
10%
5.2%
1.2%
4.0%
5.2%
6.7%
0.7%
6.0%
6.2%
6.5%
0.6%
5.9%
5.0%
3.8%
0.9%
2.9%
2.4%
24.1%
3.4%
20.7%
20.0%
2014
2015
2016
2017
Cumulative
UDR
Peer Median

Operating initiatives have driven ~105 bps of incremental same-store margin expansion since YE 2013.


UDR SS Operating Margin
Rolling 4Q SS Operating Margin
Est. Rolling 4Q SS Op. Margin - Excl. Op. Initiatives
72.0%
71.5%
71.0%
70.5%
70.0%
69.5%
69.0%
105 bps of margin expansion has come from operating initiatives.
71.5%
70.4%
2013
2014
2014
2015
2015
2016
2016
2017
2017

Source: Company documents.

Our diversified portfolio, as defined by geographic mix, price point and location within markets, is a differentiating factor versus peers, appeals to a wide renter and investor audience and lessens volatility in our long-term, same-store growth. Diversification is a key driver of our full-cycle status.

UDR's Diversified Portfolio(1)

Markets: 20	**Communities:** 164	**Total Homes:** 49,728	**SS Homes:** 36,322
SS Rev. per Occupied Home: $2,072		**Total Rev. per Occupied Home:** $2,176	
A/B Quality and Urban/Suburban Mix: ~50%/50%			

Diversified Geographic Mix

% of SS Revenue in Five Largest Markets(1)


EQR
84%
ESS
82%
Peer Avg.
65%
AIV
63%
AVB
62%
UDR
61%
CPT
52%
MAA
48%
More Diversification
20%
40%
60%
80%
100%

Price Point Diversification

Portfolio-Wide Rental Rate Differential(2)


UDR
95%
AIV
78%
EQR
48%
Peer Avg.
46%
ESS
43%
AVB
39%
CPT
34%
MAA
34%
More Diversification
10%
40%
70%
100%

UDR % Urban/Suburban


Urban
Suburban
100%
80%
60%
40%
20%
0%
40%
60%
70%
30%
25%
75%
100%
0%
40%
60%
Metro D.C.
SF Bay
Orange Cty
NYC
Boston

UDR % A/B Quality(3)


A quality
B quality
100%
80%
60%
40%
20%
0%
35%
65%
65%
35%
45%
55%
40%
60%
55%
45%
Metro D.C.
SF Bay
Orange Cty
NYC
Boston

(1) Data as of December 31, 2017. Comparative top-5 markets for peer REITs are defined similarly to UDR's market definitions.
(2) Price point differential equals the percentage difference between 1st and 3rd quartile rent levels across each REIT's portfolio.
(3) A-quality is defined as having average community rent > 120% of market average rent. B-Quality = > 80% and < 120%.
Source: Company and Peer REIT documents and AxioMetrics.

ACCRETIVE CAPITAL ALLOCATION

Our ability to pivot our investment focus toward opportunities that generate the highest risk-adjusted IRR, and can be funded internally through free cash flow and modest asset sales, is central to UDR's capital allocation strategy. We have a full suite of options including:

DEVELOPMENT



Channel at Mission Bay | San Francisco

Ground up wholly-owned or JV development

DEVELOPER CAPITAL PROGRAM


4740
CITYLINE

CityLine I | Seattle Suburbs

Provide capital to third-party developers for assets in markets we want to expand in

ONE-OFF/PORTFOLIO ACQS.



Eleven55 Ripley (Home Properties) | Wash., D.C.

Complete complicated portfolio acquisitions or value-add one-offs

REDEVELOPMENT



View 34 Lobby | New York, NY

Redevelop value-add communities

JV INVESTMENT



Acoma | Denver

Invest in both stabilized and development assets

REV.-ENHANCING CAP EX



Legacy Village Kitchen Remodel | Dallas

Freshen up communities when IRRs meet internal hurdles

Shorter-term accretive investment opportunities, such as, pre-paying debt when NPV positive, and share repurchases (~451K shares for ~$15.2 million QTD) also advance our capital allocation strategy.

Source: Company documents.

ACCRETIVE CAPITAL ALLOCATION

Executing accretively on our capital allocation pivots is as vital as being able to pivot. Below is a sampling of some of UDR's larger-scale capital allocation decisions over the past decade and how they compare against the apartment cycle.

Capital Allocation During the Apartment Cycle


UDR Market Job Growth (lt. axis)
UDR Prem/(Disc) to NAV (rt. axis)
Late-Cycle
Early-Cycle
Mid-Cycle
Lengthening Cycle
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0)%
(2.0)%
(3.0)%
(4.0)%
(5.0)%
30.0%
22.5%
15.0%
7.5%
0.0%
(7.5)%
(15.0)%
(22.5)%
(30.0)%
(37.5)%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Late-Cycle

① Sold a $1.7B portfolio in 2008 just prior to the Great Financial Crisis

Early-Cycle

① Expanded our dev. pipeline with equity priced at a premium to NAV to take advantage of strong fundamentals

② Entered Boston/NYC and formed MetLife JVs from 2010-2012 at accretive valuations

Mid-Cycle

① Formed our Developer Capital Program ("DCP") in 2013 and expanded it in 2015 to take advantage of the tighter construction financing market and strong risk-adjusted returns available on the investments

② Funded our $900M Home Properties portfolio acq in 2015 with equity priced at a premium to NAV to capitalize on an improving Washington, D.C.

Lengthening Cycle

① Expanded DCP given still tight construction lending environment and strong returns

② Reduced dev. pipeline size as our equity discount to NAV and new supply increased

Our capital allocation pivots have been well-timed to take advantage of value accretive pursuits throughout the cycle.

Source: Company documents, SNL and Moody's Analytics.

BALANCE SHEET STRENGTH

Our balance sheet is safe, liquid and flexible. We are comfortable with our credit metrics and the efficient pricing they provide.

4Q 2017 UDR BALANCE SHEET STATS		
Debt-to-Gross Asset Value	**33.2%**	Safely investment grade
Net Debt-to-EBITDA	**5.3x**	Safely investment grade
Fixed Charge Coverage	**4.8x**	Safely investment grade
% of NOI Unencumbered	82.3%	
Avg. Debt Duration (Yrs.)	5.3	Well laddered maturity schedule
% of Debt Maturing in Next 3 Yrs.	31.8%	Well laddered maturity schedule
S&P Unsecured Rating	BBB+	Translates into efficient pricing
Moody's Unsecured Rating	Baa1	Translates into efficient pricing

SOURCES AND USES

Our funding flexibility emanates from our access to a wide variety of capital sources, through which we fund our business and growth opportunities.

UDR'S CAPITAL SOURCES


Priced
Not Attractively
Attractively
Source in Size
Yes
No
Asset Dispositions
Unsecured Debt
Secured Debt
Common Equity
JV Capital
Line of Credit
Commercial Paper
Preferred Equity

UDR'S CAPITAL USES


Risk-Adjusted Return
Low
High
Investment Opportunity
Large
Small
Acquisitions
Development
Developer Capital Program
Stock Buybacks
Redevelopment
Revenue Enhancing Cap Ex

Source: Company documents.

COMPONENTS OF LT AFFO/SH GROWTH

When we consider UDR's long-term earnings growth potential, we target AFFO per share growth ~450 basis points above the national apartment rent index. This target is driven by our operating platform / diversified portfolio, capital structure and accretive external growth, but can be impacted positively or negatively by a variety of factors.

Primary factors that can drive growth outside of our LT targeted range:

- Better/worse SS growth
- More/less development/redevelopment coming on-line
- Below-the-line items
- Capital sourcing decisions and/or cost of financing



Nat. Avg. +700bps
Nat. Avg. +200bps
0.8%
0.2%
1.4%
2.0%
National Avg. Growth
LT UDR Outperformance vs. National Avg.
LT NOI Spread to Revenue
Leverage Effect
LT Dev./Redev Contribution
LT Targeted Range
Operations + Diversified Portfolio
Capital Structure
External Growth

The combination of these attributes should result in strong AFFO, NAV and dividend per share growth as well as above-average, relative total shareholder return over time.

Source: Company documents.

Business Area Updates


VERVE
VERVE

Verve | Mountain View, CA

OPERATING TRENDS

Market	% SS NOI 4Q17	Effective YOY Blended Rate Growth: SS QTD 1Q18[1]	SS QTD 1Q17[1]	Annualized SS Turnover as of End of February: YTD 2018	YTD 2017
Washington, D.C.	21.4%	1.9%	1.9%	28.4%	33.6%
San Francisco Bay Area	12.2%	3.0%	0.5%	40.5%	44.8%
Orange County	11.0%	1.6%	3.3%	48.1%	47.4%
New York	10.5%	0.9%	2.1%	16.9%	21.3%
Boston	6.3%	3.6%	1.7%	34.0%	30.8%
Seattle	5.8%	3.3%	2.9%	45.1%	44.6%
Los Angeles	5.0%	1.7%	2.9%	46.0%	39.9%
Orlando	4.2%	6.2%	3.2%	46.0%	43.3%
Nashville	3.8%	0.6%	3.4%	40.5%	43.5%
Tampa	3.8%	3.7%	2.2%	45.7%	48.1%
Monterey Peninsula	3.7%	4.4%	4.6%	34.4%	40.7%
Dallas	3.0%	1.7%	4.8%	44.6%	42.5%
Total / SS Wtd. Avg.	**100.0%**	**2.4%**	**2.2%**	**38.8%**	**40.1%**
Coastal[2]	80.2%	2.2%	2.0%		
Sunbelt[2]	19.8%	3.1%	2.5%		
A-Quality[3]	50.0%	2.0%	1.6%		
B-Quality[3]	50.0%	2.8%	2.8%		
Urban	50.0%	2.0%	1.4%		
Suburban	50.0%	2.6%	2.7%		

Note: Intra-quarter blended lease rate growth **does not equal** revenue growth and can lead to inaccurate conclusions regarding a market's performance if viewed in a vacuum.

(1) January 1 through February 28. Includes markets > 2.75% of SS NOI.
(2) Coastal Markets: Seattle, Portland, SF Bay Area, Monterey Peninsula, Los Angeles, Orange County, Other SoCal, Boston, New York, Metro Washington, D.C. and Baltimore. Sunbelt Markets: Dallas, Austin, Nashville, Richmond, Orlando, Tampa and Other FL.
(3) A-quality is defined as having average community rent > 120% of market average rent. B-Quality = > 80% and < 120%.
Source: Company documents.

The YOY comparison in our blended lease rate growth turned positive.

	2Q 2016	3Q 2016	4Q 2016	1Q 2017	2Q 2017	3Q 2017	4Q 2017	QTD 1Q 2018[(2)]
YOY Blended Rate Growth[(1)]	5.3%	4.1%	2.4%	2.5%	3.6%	2.9%	1.9%	2.4%
YOY Change in Blended Rate Growth (bps)	(200)	(330)	(290)	(280)	(170)	(120)	(50)	20

YOY UDR SS Blended Lease Rate Growth



2016
2017
2018
1Q
2Q
3Q
4Q

UDR Same-Store Market-Level Revenue Growth Expectations[(3)]



Seattle
Portland
West Coast:
% of SS NOI: 40%
% of Total NOI: 43%
San Francisco
Monterey Peninsula
Los Angeles
O.C.
Other Southern CA
Dallas
Austin
Southwest:
% of SS NOI: 4%
% of Total NOI: 7%
Northeast
% of SS NOI: 17%
% of Total NOI: 18%
Boston
New York
Metro Washington, D.C.
Baltimore
Richmond
Mid-Atlantic
% of SS NOI: 26%
% of Total NOI: 22%
Nashville
Orlando
Tampa
Southeast:
% of SS NOI: 13%
% of Total NOI: 10%
> 3.5% Revenue Growth
2.5% to 3.5% Revenue Growth
< 2.5% Revenue Growth

(1) Blended lease rate growth is representative of UDR's historical quarterly SS portfolios.
(2) January 1, 2018 through February 28, 2018.
(3) Revenue growth based on UDR's current 2018 market-level forecast. NOI totals may not add to 100% due to rounding.
Source: Company documents.

DEVELOPMENT PLATFORM

Development has been our preferred method of external growth over the past five years. Pipeline sizing fluctuates with the investment opportunity set and is conservatively funded (i.e., FCF and modest asset sales).

NON-STABILIZED DEVELOPMENT PIPELINE (AS OF 12/31/2017)(1)

Size: $865 M	% Funded: 83%	# of Homes: 1,824	% of Enterprise: 6%


West Coast
Texas
Northeast
San Francisco
• 1 land parcel
Los Angeles
• 1 underway asset, $64M
• 1 completed asset, $54M
Orange County
• 1 underway asset, $350M
Dallas
• 1 underway asset, $30M
• 2 land parcels, 2 entitled
Boston
• 1 underway asset, $367M
• 1 land parcel, 1 entitled

How do the FFO economics of a development work (incl. cost to fund)?


Capped interest offset by funding costs.
Pacific City and **345 Harrison** comprise ~$717M of development and are in various stages of lease-up during 2018. Both are expected to **stabilize in 2019/2020 with an NOI yield in the 5.5% to 6.0% range.**
$0
Loss of capped interest and full expense load with minimal occupancy.
FFO turns positive as occupancy improves and concessions burn off.
Land Acq./Design
Construction/Lease-up Begins
Lease-up
Stabilization
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 56 58 60
Month

(1) Excludes Developer Capital Program investments. Size data is presented at UDR's pro-rata share.
Source: Company documents.

Access to apartment construction financing has tightened since mid-2015 while construction costs have increased. We have taken advantage of this dislocation by investing in alternative development structures that generate strong risk-adjusted returns.


Tightening Construction Financing
Net % of Domestic Banks Reporting Stronger Demand for Commercial RE Construction Loans
Net % of Domestic Banks Loosening Standards for Commercial RE Construction Loans
60%
40%
20%
0%
(20)%
(40)%
UDR invested in $559M West Coast Development JV.
Expanded Developer Capital Program with numerous additional investments.
Banks' willingness to provide construction lending went negative in 3Q 2015.
4Q 2013
2Q 2014
4Q 2014
2Q 2015
4Q 2015
2Q 2016
4Q 2016
2Q 2017
4Q 2017

DEVELOPER CAPITAL PROGRAM

UDR provides construction capital to third-party developers through a variety of funding structures that are composed of some mix of current income, fixed purchase options and/or upside participation upon sale. Given the risk profiles of our investments, we target an IRR between that of an acquisition and development.

Program Parameters:

- The development project must be in a market and of a quality that UDR would want to own long-term (i.e., we are selective in our sponsorship); and,
- The Program has a soft cap of $300 million. This sizing allows us to "move the value creation needle" but also mitigate the risk of a future earnings cliff if/when construction financing loosens.

Recent Activity:

- Completed four DCP buys/sells in 2017 that yielded a cumulative, low double-digit IRR.
- Committed to investing $150 million in five new DCP projects in 2017 that contain 1,253 homes and are located in a variety of markets.
- Average yield on current investments is in the mid-7% range.

Source: Company documents.

2018 GUIDANCE[1]



Barton Creek Landing | Austin, TX

EARNINGS PER SHARE GUIDANCE	1Q 2018E	FY 2018E
FFO per common share and unit	$0.46 to $0.48	$1.91 to $1.95
FFO as Adj. per common share and unit	$0.46 to $0.48	$1.91 to $1.95
AFFO per common share and unit	$0.44 to $0.46	$1.76 to $1.80
Annualized Dividend per common share and unit		$1.29

SAME-STORE GUIDANCE		FY 2018E
Revenue growth		2.50% to 3.50%
Expense growth		2.50% to 3.50%
NOI growth		2.50% to 3.50%
Physical occupancy		96.7% - 96.9%

SOURCES OF FUNDS ($M)		FY 2018E
Sales proceeds, LOC draw/pay down, debt and equity issuances		$170 to $370
Construction loan proceeds		$25 to $35
AFFO in excess of dividends		$145 to $155

USES OF FUNDS ($M)		FY 2018E
Debt maturities		$(35)
Development, redevelopment and land acquisition		$(200) to $(300)
Developer Capital Program		$(60) to $(70)
Acquisitions		$0 to $(125)
Revenue enhancing capex and K&Bs		$(40) to $(45)

(1) As of December 31, 2017.
Source: Company documents.

Apartment Demographics and Fundamentals



Residences at Pacific City | Huntington Beach, CA

RENTAL HOUSING DEMOGRAPHICS

Positive demographic trends in the largest (Millennials) and second largest (Baby Boomers) population age cohorts signal continued sustainable and elevated demand for rental housing.



U.S. Population by Age Cohort (M)
Non-Foreign Born
Foreign Born
The Pig in the Python: Younger age cohorts are sizeable and will continue to grow via immigration. Strong LT trend for renter growth.
24
22
20
18
16
14
12
10
Millennials: Primary renter cohort.
Baby Boomers: Increasingly renting and moving urban.
Years Old:
5-9
10-14
15-19
20-24
25-29
30-34
35-39
40-44
45-49
50-54
55-59
60-64

In addition to robust population growth trends, propensity to rent has increased meaningfully across all age cohorts since the single-family housing downturn in the mid-2000s.



Propensity to Rent by Age Cohort
2017 (lt. axis)
Increase Since Peak H.O. Rate (bps, rt. axis)
77.4%
67.9%
1,172
1,022
1,011
878
719
739
546
837
970
318
54.3%
43.6%
38.2%
32.5%
28.9%
26.2%
23.1%
41.2%
Millennials were hit hard.
80%
70%
60%
50%
40%
30%
20%
10%
1,400
1,200
1,000
800
600
400
200
0
Years Old:
< 25
25-29
30-34
35-39
40-44
45-49
50-54
55-59
60-64
Weighted Avg.

Source: U.S. Census Bureau.

The combination of strong population growth in primary renter age cohorts, rising propensity to rent across all age cohorts and a variety of other factors has resulted in renter household formation outpacing owner formation since the mid-2000s.

Household Growth by Type (000s)


YOY Owner HH Formation
YOY Renter HH Formation
2,000
1,500
1,000
500
0
(500)
(1,000)
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018E
2019E

Renter demographic demand drivers look resilient in the years ahead. Changes in lifestyle preferences are long-cycle and amplified when factors limiting homeownership, such as rising student debt balances, are added to the equation. Unbundling Millennial households should also help.



Peak home-buying age ↑ to 33 from 29 in the 1970s.



Avg. age of marriage ↑ to 28 from 22 in the 1970s.


JOBS
JOBS

Millennials are transient. Avg. job tenure is 3.2 years.


Total Student Debt Outstanding ($T, rt. axis)
% of 18-34 Y.O. Living with Parents (lt. axis)
LT Avg. 18-34 Y.O. Living with Parents (lt. axis)
Returning to the LT average of 29% equates to 1.5 million additional households.
27%
31%
$0.4
$1.4
33%
32%
31%
30%
29%
28%
27%
26%
25%
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
2005
2007
2009
2011
2013
2015
2017

Demographic drivers will continue to provide a beneficial tailwind to apartments. But, near-term demand is generated by employment and wage growth. UDR's markets compare favorably vs. the nation as a whole.

LTM Employment + Wage Growth (Total Income Growth)



National
UDR Markets
6%
5%
4%
3%
2%
1%
0%
(1)%
(2)%
(3)%
5.0%
4.1%
Strong LTM wage growth is more than making up for decelerating job growth in many of UDR's markets.
2008
2009
2010
2010
2011
2012
2012
2013
2014
2014
2015
2016
2016
2017

The quality of jobs being created is another important indicator of sustainable apartment demand. Higher quality, higher paying job creation remains strong and has served as a key contributor to the ongoing employment recovery following the Great Recession.

Job Creation by Quality (000s)[(1)]



High-Quality (lt. axis)
Low-Quality (lt. axis)
% of High-Quality Jobs in UDR Markets (rt. axis)
4,000
2,000
0
(2,000)
(4,000)
(6,000)
29.0%
28.5%
28.0%
27.5%
27.0%
26.5%
Lower quality jobs faired far worse during the Great Recession.
Higher quality jobs continue to drive demand for apartments.
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

(1) High-quality = Information, Financial Activities, Professional/Business Services and Education and Health Services. Low-Quality = Mining and Logging, Construction, Manufacturing, Trade, Transportation and Utilities, Leisure and Hospitality, Other Services and Government.

Source: U.S. Census Bureau, AxioMetrics, Moody's and Bureau of Labor Statistics.

Employment growth in UDR's same-store portfolio is expected to decelerate from 1.8% in 2017 to 1.6% in 2018. But, wage growth in UDR's markets remains strong. Recent market-level results are varied, but Total Income Growth (employment growth + wage growth) still points to solid overall apartment demand.

UDR'S MARKET-LEVEL EMPLOYMENT OVERVIEW(1)

MARKET	% OF 4Q17 SS NOI	LTM YOY JOB GROWTH	LTM YOY WAGE GROWTH	LTM YOY TOTAL INCOME GROWTH
Washington, D.C.	21.4%	1.7%	2.6%	4.4%
SF Bay Area	12.2%	1.9%	5.5%	7.5%
Orange County	11.0%	0.7%	1.5%	2.2%
New York	10.5%	1.2%	2.8%	4.1%
Boston	6.3%	2.0%	2.8%	4.8%
Seattle	5.8%	2.6%	3.2%	5.9%
Los Angeles	5.0%	1.2%	2.9%	4.2%
Orlando	4.2%	3.5%	-0.2%	3.2%
Nashville	3.8%	3.1%	4.8%	8.0%
Tampa	3.8%	2.7%	4.9%	7.7%
Dallas	3.0%	3.2%	4.7%	8.1%
UDR SS Total	**100.0%**	1.8%	3.1%	5.0%
National		1.5%	2.6%	4.1%

GREEN = Better than National Avg. **BLACK** = In-Line with National Avg. **RED** = Worse than National Avg.

(1) As of December 31, 2017.
Source: Bureau of Labor Statistics, AxioMetrics and Moody's.

NEAR TERM RENTAL DRIVERS

Working to counteract the strong employment environment is elevated new apartment supply. 2016 through 2018E deliveries have been, or are forecasted to be, near or above long-term trend. Deflating deliveries by household growth (i.e., similar concept to constant dollars) makes for more useful new supply comparisons over time.

U.S. Multifamily Real Completions (000s)


After severely underbuilding apartments from 2009-2014, 2016-2018E real supply growth looks slightly elevated versus the LT avg. After 2018, supply growth is expected to moderate back near LT trend as construction lending tightens.
500
450
400
350
300
250
200
150
100
LT Real Avg.: 338
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019E

UDR will be exposed to a small subset of expected 2018 national apartment deliveries.

2018E Nominal New Apartment Supply Overview

National: 370K homes

UDR's Markets: 180K homes / 49% of National

UDR's Submarkets: 42K homes / 11% of National


1-Mile: 15K / 4%
0.5-Miles:
7K / 2%

Forecast New Supply Within 0.5- and 1-Mile Radii of a UDR Same-Store Community

Source: U.S. Census Bureau and AxioMetrics.

NEAR-TERM RENTAL DRIVERS

Year-over-year forecasted apartment supply growth in UDR's same-store submarkets varies widely by MSA.

2018 UDR SAME-STORE SUBMARKET APARTMENT DELIVERY EXPECTATIONS

	TOTAL DELIVERIES	1H18 VS. 1H17	2H18 VS. 2H17	% OF DELIVERIES IN 1H18
Total UDR SS Submarkets	42,169	↑	↔	52%

** **Color of market name** indicates whether 2018 UDR submarket supply is forecast to grow in excess of market supply on a YOY basis: **Green** = Lower Growth in UDR Submarkets, **Black** = Similar Growth, **Red** = Higher Growth



Seattle
2018E Submarket Deliveries: 2,921
1H18 vs. 1H17: ↓
2H18 vs. 2H17: ↑
% of Deliveries in 1H18: 43%

New York
2018E Submarket Deliveries: 4,790
1H18 vs. 1H17: ↑
2H18 vs. 2H17: ↑
% of Deliveries in 1H18: 56%

Boston
2018E Submarket Deliveries: 3,537
1H18 vs. 1H17: ↑
2H18 vs. 2H17: ↑
% of Deliveries in 1H18: 49%

San Francisco Bay Area
2018E Submarket Deliveries: 2,877
1H18 vs. 1H17: ↓
2H18 vs. 2H17: ↓
% of Deliveries in 1H18: 55%

Metro Washington, D.C.
2018E Submarket Deliveries: 5,851
1H18 vs. 1H17: ↔
2H18 vs. 2H17: ↓
% of Deliveries in 1H18: 49%

Los Angeles
2018E Submarket Deliveries: 1,754
1H18 vs. 1H17: ↑
2H18 vs. 2H17: ↑
% of Deliveries in 1H18: 67%

Orange County
2018E Submarket Deliveries: 2,342
1H18 vs. 1H17: ↑
2H18 vs. 2H17: ↓
% of Deliveries in 1H18: 77%

Dallas
2018E Submarket Deliveries: 6,210
1H18 vs. 1H17: ↓
2H18 vs. 2H17: ↑
% of Deliveries in 1H17: 41%

Florida and Nashville
2018E Submarket Deliveries: 6,696
1H18 vs. 1H17: ↓
2H18 vs. 2H17: ↓
% of Deliveries in 1H18: 49%

Legend: ↓ = YOY Decline > 5% ↔ = YOY Change within 5% ↑ = YOY Increase > 5%

Source: Company documents and AxioMetrics.

Forward Looking Statements

Certain statements made in this presentation may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "plans," "likely," "will," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels and rental rates, expectations concerning the joint ventures with third parties, expectations that technology will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.

Definitions and reconciliations can be found in the attached appendix and on UDR's investor relations website at http://ir.udr.com/ under the News and Presentations heading.

UDR®

Investor Relations Contact:
Chris Van Ens
cvanens@udr.com
720.348.7762

UDR Definitions and Reconciliations

March 2018



Acoma
Denver, CO

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on page A-11 of this presentation.

Cost of Capital: The cost to a company, such as a REIT, of raising capital in the form of equity (common or preferred stock) or debt. The cost of equity capital generally is considered to include both the dividend yield as well as the expected equity growth either by higher dividends or appreciation in stock price. The cost of debt capital generally is the after-tax interest expense on the debt incurred.

Debt-to-Asset Value: The amount of debt in relation to gross assets.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Dividend Payout Ratio: Measures the percentage of a REIT's common dividend that is covered by recurring cash flow.

Dividend Yield: A valuation metric typically used to compare dividend return potential. Dividend yield is the expected annual dividend per share as a percentage of the current share price.

DownREIT: A DownREIT is structured much like an UPREIT, but the REIT also owns and operates properties other than its interest in a controlled partnership that owns and operates a separate group of properties.

EBITDA: Earnings before interest, taxes, depreciation and amortization. For real estate companies, this measure is sometimes referred to as net operating income (NOI). A reconciliation from net income attributable to UDR, Inc. to EBITDA is provided on page A-10 of this presentation.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Source: Company documents, NAREIT and Green Street Advisors.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Equity Market Cap: The market value of all outstanding common stock and equivalents of a company based on the trading price of the common stock on a given day.

Equity REIT: A REIT which owns, or has an "equity interest" in, income-producing real estate (rather than making loans secured by real estate collateral).

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Fixed Charge Coverage Ratio – adjusted for non-recurring items: The Company defines Fixed Charge Coverage Ratio - adjusted for non-recurring items as Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on page A-10 of this presentation.

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains or losses on sales of non-depreciable property and marketable securities, deferred tax valuation allowance increases and decreases, casualty-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on page A-11 of this presentation.

Funds From Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains or losses from sales of depreciable property, plus real estate

Source: Company documents, NAREIT and Green Street Advisors.

depreciation and amortization, and after adjustments for noncontrolling interests, unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on page A-11 of this presentation.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio – adjusted for non-recurring items: The Company defines Interest Coverage Ratio - adjusted for non-recurring items as net income/(loss), excluding the impact of consolidated interest expense, real estate depreciation and amortization of wholly-owned and joint venture communities, other depreciation and amortization, income tax provision/(benefit), net and the impact of other non-recurring items including, but not limited to, net gain/(loss) on the sale of real estate owned and casualty-related expenses and recoveries of wholly-owned and joint venture communities divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Interest Coverage Ratio - adjusted for non-recurring items is provided on page A-10 of this presentation.

Internal Rate of Return ("IRR"): The discount rate that sets estimated discounted cash flows equal to the initial investment.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	4Q 2017	YTD 2017
Income/(loss) from unconsolidated entities	$ 19,666	$ 31,257
Management fee	1,206	4,654
Interest expense	9,446	37,933
Depreciation	14,128	57,102
General and administrative	139	563
West Coast Development JV Preferred Return - Attachment 12(B)	(1,375)	(5,932)
Developer Capital Program - Other	(1,081)	(6,370)
Other (income)/expense (includes 717 Olympic casualty (gain)/expense)	94	(311)
(Gain)/loss on sales	(20,850)	(35,363)
Total Joint Venture NOI at UDR's Ownership Interest	$ 21,373	$ 83,533

JV Return on Equity ("JV ROE"): The Company defines JV ROE as its share of property NOI plus property and asset management fee revenue less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers JV ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Source: Company documents, NAREIT and Green Street Advisors.

JV Return on Invested Capital ("JV ROIC"): The Company defines JV ROIC as its share of property NOI plus property and asset management fee revenue, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers JV ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Net Asset Value: Net Asset Value ("NAV") is defined as marked-to-market value of assets less marked-to-market value of liabilities and preferred equity, divided by total outstanding diluted shares and operating partnership units.

Management considers NAV a useful metric for investors as it provides context to portfolio value changes over time based on widely accepted market inputs.

Net Debt-to-EBITDA – adjusted for non-recurring items: The Company defines Net Debt-to-EBITDA - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by EBITDA - adjusted for non-recurring items. EBITDA is defined as net income/(loss), excluding the impact of consolidated interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization and income tax provision/(benefit), net. EBITDA - adjusted for non-recurring items is defined as EBITDA excluding the impact of other non-recurring items including, but not limited to, net gain/(loss) on the sale of real estate owned and casualty-related expenses and recoveries of wholly owned and joint venture communities.

Management considers Net Debt-to-EBITDA - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and EBITDA - adjusted for non-recurring items is provided on page A-10 of this presentation.

Net Operating Income ("NOI"): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community's continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	4Q 2017	3Q 2017	2Q 2017	1Q 2017	4Q 2016
Net income/(loss) attributable to UDR, Inc.	$ 69,280	$ 16,190	$ 10,157	$ 25,967	$ 237,617
Property management	6,878	6,827	6,728	6,635	6,603
Other operating expenses	3,050	1,950	2,369	1,691	2,369
Real estate depreciation and amortization	109,401	107,171	108,450	105,032	102,537
Interest expense	34,211	30,095	33,866	30,539	29,295
Casualty-related charges/(recoveries), net	586	2,056	1,191	502	(1,102)
General and administrative	11,590	12,467	11,434	13,075	13,256
Tax (benefit)/provision, net	(1,065)	127	366	332	(3,063)
(Income)/loss from unconsolidated entities	(19,666)	(1,819)	1,426	(11,198)	(35,945)
Interest income and other (income)/expense, net	(548)	(481)	(515)	(427)	(481)
Joint venture management and other fees	(2,764)	(2,827)	(3,321)	(2,570)	(2,927)
Other depreciation and amortization	1,648	1,585	1,567	1,608	1,458
(Gain)/loss on sale of real estate owned, net of tax	(41,272)	-	-	(2,132)	(200,466)
Net income/(loss) attributable to noncontrolling interests	6,347	1,380	905	2,429	22,129
Total consolidated NOI	$ 177,676	$ 174,721	$ 174,623	$ 171,483	$ 171,280

Source: Company documents, NAREIT and Green Street Advisors.

Nominal Cap Rate: Nominal cap rates represent the expected unleveraged first year yield a property buyer expects to realize on its investment.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

Proposition 13: In California, an amendment enacted in 1978 that limits the tax rate on real estate. The proposition decreased property taxes by assessing property values at their 1975 value and restricted annual increases of assessed value to an inflation factor, not to exceed 2% per year. It also prohibited reassessment of a new base year except for: (a) a change in ownership, or (b) completion of new construction.

QTD Same-Store Communities: The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters. These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Real Estate Investment Trust Act of 1960: The federal law that authorized REITs. Its purpose was to allow small investors to pool their investments in real estate in order to get the same benefits as might be obtained by direct ownership, while also diversifying their risks and obtaining professional management.

Real Estate Investment Trust ("REIT"): A REIT is a company dedicated to owning and, in most cases, operating income-producing real estate, such as apartments, shopping centers, offices and warehouses. Some REITs also are engaged in financing real estate.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested: The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the definition of Stabilization Period for Redevelopment Yield, less Recurring Capital Expenditures, minus the project's annualized NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by the total cost of the project.

Return on Equity ("ROE"): The Company defines ROE as a referenced quarter's NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Source: Company documents, NAREIT and Green Street Advisors.

Return on Invested Capital ("ROIC"): The Company defines ROIC as a referenced quarter's NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures ("Cap Ex"): The Company defines Revenue Enhancing Capital Expenditures as expenditures that result in increased income generation over time.

Management considers Revenue Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community's occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Stabilization Period for Development Yield: The Company defines the Stabilization Period for Development Yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Redevelopment Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments: The Company calculates expected stabilized yields on development as follows: projected stabilized NOI less management fees divided by budgeted construction costs on a project-specific basis. Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on page A-5, is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management's expectations for the Company's overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated Stabilized Yield on Development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company's future performance once stabilized.

Total Return: A stock's dividend income plus capital appreciation, before taxes and commissions.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

Source: Company documents, NAREIT and Green Street Advisors.

TRS: The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

UPREIT: In the typical umbrella partnership REIT (UPREIT), the partners of the existing partnerships and a REIT become partners in a new partnership termed the operating partnership. For their respective interests in the operating partnership (OP units), the partners contribute the properties from the existing partnership and the REIT contributes the cash proceeds from its public offering. The REIT typically is the general partner and the majority owner of the operating partnership.

After a period of time (often one year), the partners may enjoy the same liquidity of the REIT shareholders by tendering their OP units for either cash or REIT shares (at the option of the REIT or operating partnership). This redemption may result in the partners incurring the tax deferred at the UPREIT's formation.

YTD Same-Store Communities: The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years. These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Source: Company documents, NAREIT and Green Street Advisors.

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full year 2018 and first quarter of 2018 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2018			
	Low		High	
Forecasted net income per diluted share	$	0.26	$	0.30
Conversion from GAAP share count		(0.02)		(0.02)
Depreciation		1.64		1.64
Noncontrolling interests		0.02		0.02
Preferred dividends		0.01		0.01
Forecasted FFO per diluted share and unit	**$**	**1.91**	**$**	**1.95**
Disposition-related FFO		-		-
Cost associated with debt extinguishment		-		-
Casualty-related charges/(recoveries)		-		-
Forecasted FFO as Adjusted per diluted share and unit	**$**	**1.91**	**$**	**1.95**
Recurring capital expenditures		(0.15)		(0.15)
Forecasted AFFO per diluted share and unit	**$**	**1.76**	**$**	**1.80**

	1Q 2018			
	Low		High	
Forecasted net income per diluted share	$	0.06	$	0.08
Conversion from GAAP share count		(0.01)		(0.01)
Depreciation		0.41		0.41
Noncontrolling interests		-		-
Preferred dividends		-		-
Forecasted FFO per diluted share and unit	**$**	**0.46**	**$**	**0.48**
Disposition-related FFO		-		-
Cost associated with debt extinguishment		-		-
Casualty-related charges/(recoveries)		-		-
Forecasted FFO as Adjusted per diluted share and unit	**$**	**0.46**	**$**	**0.48**
Recurring capital expenditures		(0.02)		(0.02)
Forecasted AFFO per diluted share and unit	**$**	**0.44**	**$**	**0.46**

Certain statements in this brochure and the documents incorporated by reference herein contain forward-looking statements within the meaning of the United States securities laws. Words such as "expects," "anticipates," "intends," "plans," "likely," "will," "believes," "seeks," "estimates," and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. A discussion of these and other factors affecting our business and prospects is set forth under the caption "Item 1A. Risk Factors" in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission.

Source: Company documents, NAREIT and Green Street Advisors.

Coverage Ratios		Quarter Ended December 31, 2017
Net income/(loss)	$	75,627
Adjustments:		
Interest expense		34,211
Real estate depreciation and amortization		109,401
Real estate depreciation and amortization on unconsolidated joint ventures		14,128
Other depreciation and amortization		1,648
Income tax provision/(benefit), net		(1,065)
EBITDA	$	233,950
Net gain on the sale of depreciable real estate owned		(41,272)
Net gain on the sale of unconsolidated depreciable property		(20,850)
Acquisition-related costs/(fees)		27
Severance costs and other restructuring expense		624
Casualty-related charges/(recoveries), net		647
EBITDA - adjusted for non-recurring items	$	173,126
Annualized EBITDA - adjusted for non-recurring items	$	692,504
Interest expense		34,211
Capitalized interest expense		4,645
Total interest	$	38,856
Costs associated with debt extinguishment		(3,378)
Total interest - adjusted for non-recurring items	$	35,478
Preferred dividends	$	924
Total debt	$	3,671,663
Cash		2,038
Net debt	$	3,669,625
Interest Coverage Ratio - adjusted for non-recurring items		**4.9x**
Fixed Charge Coverage Ratio - adjusted for non-recurring items		**4.8x**
Net Debt-to-EBITDA - adjusted for non-recurring items		**5.3x**

Source: Company documents.

In thousands, except per share and unit amounts	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016
Net income/(loss) attributable to common stockholders	$ 68,356	$ 236,687	$ 117,850	$ 289,001
Real estate depreciation and amortization	109,401	102,537	430,054	419,615
Noncontrolling interests	6,347	22,129	11,097	27,662
Real estate depreciation and amortization on unconsolidated joint ventures	14,128	13,055	57,102	47,832
Net gain on the sale of unconsolidated depreciable property	(20,850)	(36,385)	(35,363)	(47,848)
Net gain on the sale of depreciable real estate owned	(41,272)	(200,466)	(41,824)	(209,166)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$ 136,110	$ 137,557	$ 538,916	$ 527,096
Distributions to preferred stockholders - Series E (Convertible) [(1)]	924	930	3,708	3,717
FFO attributable to common stockholders and unitholders, diluted	$ 137,034	$ 138,487	$ 542,624	$ 530,813
FFO per common share and unit, basic	$ 0.47	$ 0.47	$ 1.85	$ 1.81
FFO per common share and unit, diluted	$ 0.46	$ 0.47	$ 1.83	$ 1.80
Weighted average number of common shares and OP/DownREIT Units outstanding - basic	291,911	291,471	291,845	290,516
Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding - diluted	296,873	296,524	296,672	295,469
Impact of adjustments to FFO:				
Acquisition-related costs/(fees)	$ 27	$ 152	$ 371	$ 213
Cost/(benefit) associated with debt extinguishment and other	3,378	-	9,212	1,729
Long-term incentive plan transition costs	-	274	-	898
Net gain on the sale of non-depreciable real estate owned [(2)]	-	-	(1,580)	(1,685)
Legal claims, net of tax	-	-	-	(480)
Net loss on sale of unconsolidated land	-	-	-	1,016
Severance costs and other restructuring expense	624	871	624	871
Tax benefit associated with the conversion of certain TRS entities into REITs [(3)]	-	(2,436)	-	(2,436)
Casualty-related charges/(recoveries), net	647	(1,102)	4,504	732
Casualty-related charges/(recoveries) on unconsolidated joint ventures, net	-	(251)	(881)	(3,752)
	$ 4,676	$ (2,492)	$ 12,250	$ (2,894)
FFO as Adjusted attributable to common stockholders and unitholders, diluted	$ 141,710	$ 135,995	$ 554,874	$ 527,919
FFO as Adjusted per common share and unit, diluted	$ 0.48	$ 0.46	$ 1.87	$ 1.79
Recurring capital expenditures	(15,912)	(15,974)	(46,034)	(47,257)
AFFO attributable to common stockholders and unitholders, diluted	$ 125,798	$ 120,021	$ 508,840	$ 480,662
AFFO per common share and unit, diluted	$ 0.42	$ 0.40	$ 1.72	$ 1.63

See pages A-1 through A-11 for definitions and other terms.

(1) Series E preferred shares are dilutive for purposes of calculating FFO per share. Consequently, distributions to Series E preferred stockholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.

(2) The GAAP gain for the year ended December 31, 2017 and 2016 is $43.4 million and $210.9 million, respectively, of which $1.6 million and $1.7 million is FFO gain related to the sale of land parcels. The FFO gain is backed out for FFO as Adjusted.

(3) During 4Q16, the Company recognized a one-time tax benefit of $2.4 million related to the conversion of certain taxable REIT subsidiary entities into REITs.

Source: Company documents.

UDR®